Post-employment benefit obligations	12 Months Ended
Dec. 31, 2021
Disclosure of defined benefit plans [abstract]
Post-employment benefit obligations

16.Post-employment benefit obligations

The Company maintains two non-contributory defined benefit pension plans covering substantially all employees at its U.S. operating subsidiary, U.S. Silver – Idaho, Inc. One plan covers salaried employees and one plan covers hourly employees. Benefits for the salaried plan are based on salary and years of service. Hourly plan benefits are based on negotiated benefits and years of service. The Company’s funding policy is to contribute annually the minimum amount prescribed, as specified by applicable regulations. The expected average service life of the active plan participants as at December 31, 2021 is approximately 9 years.

The amounts recognized in the consolidated statements financial position are as follows:

	December 31,	December 31,
	2021	2020

Present value of funded obligations	33,646	34,024
Fair value of plan assets	22,780	20,626
Deficit of funded plans	$10,866	$13,398

The movements in the defined benefit obligations are as follows:

	December 31,	December 31,
	2021	2020

Obligations, beginning of year	$34,024	$29,519
Current service costs	929	753
Interest costs	845	949
Benefits paid	(1,169)	(1,111)
Actuarial loss (gain)	(983)	3,914
Obligations, end of year	$33,646	$34,024

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Americas Gold and Silver Corporation
Notes to the consolidated financial statements
For the years ended December 31, 2021 and 2020
(In thousands of U.S. dollars, unless otherwise stated)

The movements in the fair value of plan assets are as follows:

	December 31,	December 31,
	2021	2020

Assets, beginning of year	$20,626	$19,382
Return on assets	534	625
Actuarial gain	1,482	1,385
Employer contributions	1,307	345
Benefits paid	(1,169)	(1,111)
Assets, end of year	$22,780	$20,626

The amounts recognized in the consolidated statements of loss and comprehensive loss are as follows:

	December 31,	December 31,
	2021	2020

Current service costs, interest costs, and return on assets included in cost of sales	$1,240	$1,077

The principal actuarial assumptions are as follows:

	December 31,	December 31,
	2021	2020

Discount rate (expense)	2.50%	3.25%
Discount rate (year end disclosures)	2.75%	2.50%
Future salary increases (salaried plan only)	5.00%	5.00%

A 1% decrease in discount rate would have resulted in approximately $5.8 million increase in the defined benefit obligation from $33.6 million to $39.4 million as at December 31, 2021 (2020: $6.1 million increase in the defined benefit obligation from $34.0 million to $40.1 million). A 1% increase in future salary increases would have resulted in approximately $0.1 million increase in the defined benefit obligation from $33.6 million to $33.7 million as at December 31, 2021 (2020: $0.1 million increase in the defined benefit obligation from $34.0 million to $34.1 million).

Plan assets are fully comprised of pooled or mutual funds. The expected return on plan assets at 2.6% (2020: 3.2%) is determined by considering the expected returns available on the assets underlying the current investment policy. Expected yield on fixed interest investments is based on gross redemption yields as at the end of the reporting period. Expected returns on equity investments reflect long-term real rates of return in the market.

Expected contributions to pension benefit plans for the year ended December 31, 2022 are approximately $0.6 million, inclusive of contributions for fiscal 2021 of $0.1 million. For the year ended December 31, 2021, the actuarial gains charged to other comprehensive income are $2.5 million (2020: actuarial losses of $2.5 million).